UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2021

NEW PEOPLES BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	00-33411	31-1804543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

67 Commerce Drive Honaker, Virginia	24260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 873-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2021, New Peoples Bankshares, Inc. (the “Company”) appointed Christopher G. Speaks as Executive Vice President, Chief Financial Officer and Treasurer of the Company and its wholly-owned subsidiary, New Peoples Bank (the “Bank”). Mr. Speaks’s appointment will be effective August 16, 2021, following the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, at which time John J. Boczar will be transitioning to Chief Accounting Officer and Secretary of the Company.

Mr. Speaks, age 55, served as the Chief Financial Officer of FNS Bancshares, Inc in Scottsboro, Alabama from January 2021 until it was acquired by BancorpSouth Bank in April 2021. Prior to that, he served as Chief Financial Officer and senior level positions, including Executive Vice President, for Tyndall Federal Credit Union from May 2016 until January 2020. Mr. Speaks is a graduate of Furman University, Greenville, South Carolina with a Bachelor of Arts degree in Accounting and is a Certified Public Accountant, licensed in South Carolina. He has been in the financial services industry for 23 years serving in various roles and was in public accounting for 10 years working primarily with community banks. There is no family relationship between Mr. Speaks and any director or executive officer of the Company or Bank.

Mr. Speaks will receive an initial base salary of $200,000 and will be entitled to participate in compensation programs for senior executives of the Company and other employee benefit plans for which he is eligible, including automobile allowance, health and dental insurance, group life and long term disability options, and the Company’s 401(k) plan.

Additional information regarding Mr. Boczar is available in the Company's proxy statement for its 2021 annual meeting of shareholders, filed with the Securities and Exchange Commission on April 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

Date:	July 15, 2021	By:	/s/ C. TODD ASBURY

C. Todd Asbury
President and Chief Executive Officer